HSBC
FFML 2006-FF9
Group 1

Selection Criteria: Group 1

1. Summary Statistics (as of the Sample Pool Calculation Date)
2. Product Type
3. Range of Gross Mortgage Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Range of Original Principal Balances ($)
6. Range of Stated Remaining Terms (months)
7. Stated Original Term (months)
8. Range of Original LTV Ratios (%)
9. Range of Original Combined LTV Ratios (%)
10. Range of Gross Margins (%)
11. Range of Minimum Mortgage Rates (%)
12. Range of Maximum Mortgage Rates (%)
13. Initial Periodic Cap (%)
14. Subsequent Periodic Cap (%)
15. Next Rate Adjustment Dates
16. Geograghic Distribution of Mortgaged Properties
17. Occupancy
18. Property Type
19. Loan Purpose
20. Documentation Type
21. Range of Debt Ratio
22. Range of Credit Scores
23. Prepayment Penalty Term (months)
24. Lien Position

1. Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $862,669,985.88
Number of Mortgage Loans: 6,375
Average Principal Balance: $135,320.78
Aggregate Principal Balance (Fixed Rate): $202,446,728.98
Aggregate Principal Balance (Adjustable Rate): $660,223,256.90
% Fixed Rate Mortgages: 23.47%
% Adjustable Rate Mortgages: 76.53%
Weighted Average Current Mortgage Rate: 8.048%
Non-zero Weighted Average Credit Score: 641
Weighted Average Original LTV: 82.19%
Weighted Average Original Combined LTV: 88.69%
Non-zero Weighted Average Debt Ratio: 43.02
Weighted Average Stated Remaining Term: 355
Weighted Average Stated Original Term: 357
Weighted Average Months to Roll: 25
Weighted Average Margin: 5.706%
Weighted Average Initial Rate Cap: 2.990%
Weighted Average Periodic Rate Cap: 1.000%
Weighted Average Maximum Rate: 14.103%
Weighted Average Minimum Rate: 8.103%
% Second Lien: 0.00%
% Silent & Simultaneous Seconds: 33.59%
% California Loans: 10.05%

2. Product Type

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
15 Year Fixed	100	9,045,712	1.05	90,457	7.541	74.06	74.31	649	38.48
20 Year Fixed	9	822,105	0.1	91,345	7.857	75.35	77.58	652	38.83
30 Year Fixed	1,222	148,243,016	17.18	121,312	7.78	78.57	81.95	656	40.65
30 Year Fixed 5 Year Interest Only	110	20,015,284	2.32	181,957	8.257	78.66	81.68	610	44.09
15 Year Fixed 5 Year Interest Only	11	2,110,600	0.24	191,873	8.311	72.82	72.82	582	42.64
15/30 Year Fixed (Balloon)	4	358,118	0.04	89,529	7.607	71.24	74.94	707	33.08
30/40 Year Fixed (Balloon)	128	21,851,894	2.53	170,718	8.217	81.67	84.21	644	44.33
ARM 30 Year	4	433,899	0.05	108,475	7.128	77.08	84.57	698	37.48
ARM 5 Year Interest Only	8	1,992,300	0.23	249,038	7.467	84.38	90.71	669	42.05
1/29 ARM	11	1,716,046	0.2	156,004	8.219	86.4	87.38	646	34.97
2/28 ARM	2,083	241,671,901	28.01	116,021	8.35	84.5	90.64	628	41.69
2/28 ARM 5 Year Interest Only	852	147,248,649	17.07	172,827	7.762	80.81	90.89	652	45.67
3/27 ARM	644	77,811,382	9.02	120,825	8.145	83.89	90.4	640	41.64
3/27 ARM 5 Year Interest Only	280	43,097,436	5	153,919	7.707	80.94	92.22	650	45.24
5/25 ARM	36	5,076,912	0.59	141,025	7.231	80.74	90.48	683	41.26
5/25 ARM 10 Year Interest Only	29	4,916,126	0.57	169,522	7.548	79.71	91.59	672	43.7
30/40 Year ARM 2/28 (Balloon)	782	126,688,769	14.69	162,006	8.204	84.2	90.87	630	45.24
30/40 Year ARM 3/27 (Balloon)	34	5,504,781	0.64	161,905	8.378	90.53	91.78	646	47.06
30/40 Year ARM 5/25 (Balloon)	28	4,065,056	0.47	145,181	7.805	82.58	91.87	665	45.31
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02

3. Range of Gross Mortgage Rates (%)

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000 - 5.499	33	6,409,954	0.74	194,241	5.267	57.84	57.92	749	37.87
5.500 - 5.999	119	22,161,811	2.57	186,234	5.804	66.09	70.51	727	40.03
6.000 - 6.499	164	29,281,169	3.39	178,544	6.283	73.84	81.46	695	41.95
6.500 - 6.999	554	92,521,694	10.73	167,007	6.759	76.53	86.3	674	44.2
7.000 - 7.499	613	91,949,483	10.66	149,999	7.236	77.54	88.45	652	44.48
7.500 - 7.999	1,305	184,763,938	21.42	141,582	7.736	79.51	88.31	637	43.33
8.000 - 8.499	947	123,702,682	14.34	130,626	8.211	81.99	89.03	630	42.81
8.500 - 8.999	1,185	149,633,903	17.35	126,273	8.711	86.3	90.63	627	42.56
9.000 - 9.499	614	71,966,336	8.34	117,209	9.201	89.84	91.65	618	42.09
9.500 - 9.999	562	63,058,883	7.31	112,204	9.708	92.87	94.19	615	42.87
10.000 - 10.499	173	18,051,549	2.09	104,344	10.179	95.21	95.86	607	43.69
10.500 - 10.999	74	6,681,763	0.77	90,294	10.666	99.31	99.61	596	42.15
11.000 - 11.499	23	1,809,313	0.21	78,666	11.169	100	100	590	39.46
11.500 - 11.999	9	677,510	0.08	75,279	11.564	98.06	100	585	40.65
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02
Weighted Average Gross Mortgage Rate (%): 8.048
Minimum Gross Mortgage Rate (%): 5.125
Maximum Gross Mortgage Rate (%): 11.750
Standard Deviation Gross Mortgage Rate (%): 1.073

4. Range of Cut-off Date Principal Balances ($)

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	366	15,257,452	1.77	41,687	9.066	84.71	89.09	625	36.34
50,000.01 - 100,000.00	2,096	159,725,572	18.52	76,205	8.426	84.21	92.23	634	40.84
100,000.01 - 150,000.00	1,851	228,526,925	26.49	123,461	8.061	82.53	91.74	638	43.42
150,000.01 - 200,000.00	1,061	183,475,014	21.27	172,926	7.932	81.44	88.01	642	43.96
200,000.01 - 250,000.00	469	104,905,251	12.16	223,679	7.932	82.21	86.95	647	43.7
250,000.01 - 300,000.00	251	68,795,351	7.97	274,085	7.784	79.87	83.56	642	44.03
300,000.01 - 350,000.00	128	41,603,201	4.82	325,025	7.847	81.67	83.75	641	44.19
350,000.01 - 400,000.00	112	42,165,560	4.89	376,478	7.75	80.43	82.34	651	43.26
400,000.01 - 450,000.00	29	11,963,720	1.39	412,542	7.534	77.17	79.06	668	40.9
450,000.01 - 500,000.00	5	2,382,931	0.28	476,586	8.434	84.96	84.96	660	48.23
500,000.01 - 550,000.00	6	3,121,852	0.36	520,309	8.164	86.6	86.6	649	43.5
700,000.01 - 750,000.00	1	747,157	0.09	747,157	6.375	75	75	678	33
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02
Average Cut-off Date Principal Balance ($): 135,320.78
Minimum Cut-off Date Principal Balance ($): 16,981.83
Maximum Cut-off Date Principal Balance ($): 747,157.04
Standard Deviation Cut-off Date Principal Balance ($): 76,409.79

5. Range of Original Principal Balances ($)

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	365	15,207,472	1.76	41,664	9.063	84.77	89.17	625	36.33
50,000.01 - 100,000.00	2,094	159,476,355	18.49	76,159	8.429	84.21	92.23	634	40.82
100,000.01 - 150,000.00	1,854	228,826,121	26.53	123,423	8.06	82.53	91.74	638	43.43
150,000.01 - 200,000.00	1,058	182,895,233	21.2	172,869	7.937	81.5	88.1	642	44.01
200,000.01 - 250,000.00	471	105,302,348	12.21	223,572	7.928	82.11	86.83	647	43.67
250,000.01 - 300,000.00	252	68,978,035	8	273,722	7.779	79.85	83.53	643	43.97
300,000.01 - 350,000.00	128	41,603,201	4.82	325,025	7.847	81.67	83.75	641	44.19
350,000.01 - 400,000.00	112	42,165,560	4.89	376,478	7.75	80.43	82.34	651	43.26
400,000.01 - 450,000.00	29	11,963,720	1.39	412,542	7.534	77.17	79.06	668	40.9
450,000.01 - 500,000.00	5	2,382,931	0.28	476,586	8.434	84.96	84.96	660	48.23
500,000.01 - 550,000.00	6	3,121,852	0.36	520,309	8.164	86.6	86.6	649	43.5
700,000.01 - 750,000.00	1	747,157	0.09	747,157	6.375	75	75	678	33
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02
Average Orig Balance ($): 135,484.51
Minimum Orig Balance ($): 17,000.00
Maximum Orig Balance ($): 749,250.00
Standard Deviation Orig Balance ($): 76,485.02

6. Range of Stated Remaining Terms (months)

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	115	11,514,430	1.33	100,125	7.684	73.74	74.05	639	39.07
231 - 240	9	822,105	0.1	91,345	7.857	75.35	77.58	652	38.83
351 - 360	6,251	850,333,451	98.57	136,032	8.053	82.31	88.89	641	43.07
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02
Weighted Average Remaining Term: 355
Minimum Remaining Term: 175
Maximum Remaining Term: 359
Standard Deviation Remaining Term: 24

7. Stated Original Term (months)

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180	115	11,514,430	1.33	100,125	7.684	73.74	74.05	639	39.07
240	9	822,105	0.1	91,345	7.857	75.35	77.58	652	38.83
360	6,251	850,333,451	98.57	136,032	8.053	82.31	88.89	641	43.07
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02
Weighted Average Original Term: 357
Minimum Original Term: 180
Maximum Original Term: 360
Standard Deviation Original Term: 24

8. Range of Original LTV Ratios (%)

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	21	2,194,468	0.25	104,498	6.743	25.98	25.98	678	38.7
30.01 - 35.00	13	1,193,400	0.14	91,800	6.879	32.22	32.22	647	31.69
35.01 - 40.00	23	3,637,851	0.42	158,167	6.882	37.53	37.53	693	37.46
40.01 - 45.00	37	5,671,347	0.66	153,280	6.643	43.1	43.1	677	39.27
45.01 - 50.00	55	8,026,321	0.93	145,933	7.391	47.6	47.6	628	40.95
50.01 - 55.00	66	10,057,026	1.17	152,379	7.237	52.81	52.81	635	40.8
55.01 - 60.00	101	16,054,331	1.86	158,954	7.311	57.85	57.89	633	38.06
60.01 - 65.00	122	20,203,338	2.34	165,601	7.284	63.21	63.38	634	40.55
65.01 - 70.00	187	29,794,875	3.45	159,331	7.486	68.49	68.7	628	39.94
70.01 - 75.00	225	39,651,915	4.6	176,231	7.541	73.77	74.22	637	39.87
75.01 - 80.00	3,099	406,825,565	47.16	131,276	7.653	79.79	93.48	645	44.27
80.01 - 85.00	368	56,050,707	6.5	152,312	8.471	84.45	84.5	610	41.98
85.01 - 90.00	565	81,656,817	9.47	144,525	8.686	89.61	89.61	624	41.23
90.01 - 95.00	417	61,343,035	7.11	147,106	8.575	94.63	94.63	662	42.96
95.01 - 100.00	1,067	119,013,010	13.8	111,540	9.28	99.94	99.94	645	44.21
100.01 >=	9	1,295,980	0.15	143,998	8.178	102.89	102.89	699	46.76
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02
Weighted Average Original LTV (%): 82.19
Minimum Original LTV (%): 9.58
Maximum Original LTV (%): 103.00
Standard Deviation Original LTV (%): 12.13

9. Range of Original Combined LTV Ratios (%)

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	21	2,194,468	0.25	104,498	6.743	25.98	25.98	678	38.7
30.01 - 35.00	13	1,193,400	0.14	91,800	6.879	32.22	32.22	647	31.69
35.01 - 40.00	23	3,637,851	0.42	158,167	6.882	37.53	37.53	693	37.46
40.01 - 45.00	37	5,671,347	0.66	153,280	6.643	43.1	43.1	677	39.27
45.01 - 50.00	55	8,026,321	0.93	145,933	7.391	47.6	47.6	628	40.95
50.01 - 55.00	66	10,057,026	1.17	152,379	7.237	52.81	52.81	635	40.8
55.01 - 60.00	101	16,054,331	1.86	158,954	7.311	57.85	57.89	633	38.06
60.01 - 65.00	121	20,112,738	2.33	166,221	7.282	63.22	63.22	634	40.5
65.01 - 70.00	185	29,420,292	3.41	159,029	7.492	68.47	68.47	628	40.2
70.01 - 75.00	217	38,316,645	4.44	176,574	7.546	73.79	73.79	636	40.07
75.01 - 80.00	768	119,846,957	13.89	156,051	7.707	79.32	79.33	629	41.3
80.01 - 85.00	374	57,564,256	6.67	153,915	8.432	84.28	84.43	610	42.09
85.01 - 90.00	597	87,883,223	10.19	147,208	8.593	88.89	89.58	627	41.38
90.01 - 95.00	507	77,661,498	9	153,178	8.311	91.5	94.61	661	43.35
95.01 - 100.00	3,281	383,733,653	44.48	116,956	8.161	86.17	99.95	649	45.1
100.01 >=	9	1,295,980	0.15	143,998	8.178	102.89	102.89	699	46.76
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02
Weighted Average Original Combined LTV (%): 88.69
Minimum Original Combined LTV (%): 9.58
Maximum Original Combined LTV (%): 103.00
Standard Deviation Original Combined LTV (%): 13.95

10. Range of Gross Margins (%)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.000 - 3.249	3	493,362	0.07	164,454	6.687	70.97	70.97	714	39.46
4.500 - 4.749	1	400,000	0.06	400,000	6.25	80	100	647	55
4.750 - 4.999	5	644,138	0.1	128,828	7.832	78.53	91.02	670	40.29
5.000 - 5.249	231	41,051,556	6.22	177,712	7.171	76.52	87.05	644	43.14
5.250 - 5.499	2,197	304,871,061	46.18	138,767	7.676	77.12	89.44	639	44.32
5.500 - 5.749	255	39,026,120	5.91	153,044	7.873	81.13	88.4	636	41.6
5.750 - 5.999	646	97,106,317	14.71	150,319	8.444	85.34	87.78	621	42.02
6.000 - 6.249	181	24,820,133	3.76	137,128	8.366	87.79	92.74	637	43.55
6.250 - 6.499	981	120,244,709	18.21	122,574	9.024	97.04	97.51	648	44.1
6.500 - 6.749	113	12,501,080	1.89	110,629	8.784	88.93	93.11	641	42.54
6.750 - 6.999	78	8,889,257	1.35	113,965	9.015	92.47	94.55	635	40.74
7.000 - 7.249	55	6,229,167	0.94	113,258	9.076	96.13	96.13	655	39.63
7.250 - 7.499	21	2,211,830	0.34	105,325	9.622	96.97	97.59	629	44.85
7.500 - 7.749	16	1,241,859	0.19	77,616	9.568	97.38	98.08	642	43.07
7.750 - 7.999	5	340,917	0.05	68,183	10.389	100	100	615	39.7
8.000 - 8.249	3	151,751	0.02	50,584	10.389	98.14	98.14	617	37.69
Total:	4,791	660,223,257	100	137,805	8.103	83.29	90.83	638	43.54
Weighted Average Margin (%): 5.706
Minimum Margin (%): 3.000
Maximum Margin (%): 8.000
Standard Deviation Margin (%): 0.514

11. Range of Minimum Mortgage Rates (%)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000 - 5.499	2	377,455	0.06	188,727	5.317	70.78	70.78	725	37.84
5.500 - 5.999	32	5,266,106	0.8	164,566	5.815	75.57	87.73	707	44.33
6.000 - 6.499	89	17,156,226	2.6	192,767	6.291	75.91	86.05	686	43.11
6.500 - 6.999	405	68,868,349	10.43	170,045	6.762	77.36	88.82	673	45.08
7.000 - 7.499	499	75,259,465	11.4	150,821	7.231	78.24	90.21	651	44.79
7.500 - 7.999	1,085	157,510,693	23.86	145,171	7.733	80.24	89.98	638	43.76
8.000 - 8.499	758	101,436,253	15.36	133,821	8.208	82.44	89.98	633	42.92
8.500 - 8.999	874	115,770,214	17.54	132,460	8.705	86.73	91.54	629	42.99
9.000 - 9.499	425	51,541,734	7.81	121,275	9.2	90.41	92.63	618	42.4
9.500 - 9.999	386	44,562,071	6.75	115,446	9.701	93.32	94.79	613	42.97
10.000 - 10.499	130	13,306,105	2.02	102,355	10.172	95.79	96.64	607	43.75
10.500 - 10.999	74	6,681,763	1.01	90,294	10.666	99.31	99.61	596	42.15
11.000 - 11.499	23	1,809,313	0.27	78,666	11.169	100	100	590	39.46
11.500 - 11.999	9	677,510	0.1	75,279	11.564	98.06	100	585	40.65
Total:	4,791	660,223,257	100	137,805	8.103	83.29	90.83	638	43.54
Weighted Average Minimum Rate (%): 8.103
Minimum Minimum Rate (%): 5.250
Maximum Minimum Rate (%): 11.750
Standard Deviation Minimum Rate (%): 1.017

12. Range of Maximum Mortgage Rates (%)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
11.000 - 11.499	2	377,455	0.06	188,727	5.317	70.78	70.78	725	37.84
11.500 - 11.999	32	5,266,106	0.8	164,566	5.815	75.57	87.73	707	44.33
12.000 - 12.499	89	17,156,226	2.6	192,767	6.291	75.91	86.05	686	43.11
12.500 - 12.999	405	68,868,349	10.43	170,045	6.762	77.36	88.82	673	45.08
13.000 - 13.499	499	75,259,465	11.4	150,821	7.231	78.24	90.21	651	44.79
13.500 - 13.999	1,085	157,510,693	23.86	145,171	7.733	80.24	89.98	638	43.76
14.000 - 14.499	758	101,436,253	15.36	133,821	8.208	82.44	89.98	633	42.92
14.500 - 14.999	874	115,770,214	17.54	132,460	8.705	86.73	91.54	629	42.99
15.000 - 15.499	425	51,541,734	7.81	121,275	9.2	90.41	92.63	618	42.4
15.500 - 15.999	386	44,562,071	6.75	115,446	9.701	93.32	94.79	613	42.97
16.000 - 16.499	130	13,306,105	2.02	102,355	10.172	95.79	96.64	607	43.75
16.500 - 16.999	74	6,681,763	1.01	90,294	10.666	99.31	99.61	596	42.15
17.000 - 17.499	23	1,809,313	0.27	78,666	11.169	100	100	590	39.46
17.500 - 17.999	9	677,510	0.1	75,279	11.564	98.06	100	585	40.65
Total:	4,791	660,223,257	100	137,805	8.103	83.29	90.83	638	43.54
Weighted Average Maximum Rate (%): 14.103
Minimum Maximum Rate (%): 11.250
Maximum Maximum Rate (%): 17.750
Standard Deviation Maximum Rate (%): 1.017

13. Initial Periodic Cap (%)

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1	12	2,426,199	0.37	202,183	7.406	83.07	89.61	674	41.23
2	11	1,716,046	0.26	156,004	8.219	86.4	87.38	646	34.97
3	4,768	656,081,012	99.37	137,601	8.106	83.28	90.84	638	43.58
Total:	4,791	660,223,257	100	137,805	8.103	83.29	90.83	638	43.54
Weighted Average Initial Cap (%): 2.990
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 3.000
Standard Deviation Initial Cap (%): 0.111

14. Subsequent Periodic Cap (%)

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1	4,791	660,223,257	100	137,805	8.103	83.29	90.83	638	43.54
Total:	4,791	660,223,257	100	137,805	8.103	83.29	90.83	638	43.54
Weighted Average Subsequent Periodic Cap (%): 1.000
Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 1.000
Standard Deviation Subsequent Periodic Cap (%): 0.000

15. Next Rate Adjustment Dates

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Sep-06	2	523,100	0.08	261,550	6.632	80	100	651	53.12
Oct-06	10	1,903,099	0.29	190,310	7.619	83.91	86.76	681	37.96
Mar-07	1	99,872	0.02	99,872	6.625	89.98	89.98	654	55
Apr-07	9	1,550,861	0.23	172,318	8.294	85.8	86.89	643	33.26
May-07	1	65,313	0.01	65,313	8.875	95	95	700	45
Nov-07	1	59,652	0.01	59,652	8	88.24	88.24	613	14
Dec-07	1	319,500	0.05	319,500	7.625	90	90	696	39
Jan-08	8	1,309,206	0.2	163,651	8.167	84.85	86.37	603	42.44
Feb-08	6	1,259,147	0.19	209,858	7.297	76.2	85	665	46.24
Mar-08	259	35,681,453	5.4	137,766	8.162	83.32	91.3	637	43.62
Apr-08	3,433	475,256,159	71.98	138,438	8.147	83.38	90.77	635	43.71
May-08	9	1,724,203	0.26	191,578	8.477	83.7	86.11	641	44.18
Jan-09	4	766,267	0.12	191,567	8.008	86.73	90.05	591	50.2
Feb-09	1	98,787	0.01	98,787	9.125	100	100	623	54
Mar-09	80	10,705,078	1.62	133,813	8.019	83.7	90.36	641	40.07
Apr-09	872	114,667,311	17.37	131,499	8.002	83.1	91.17	645	43.32
May-09	1	176,156	0.03	176,156	9.125	75	75	541	54
Nov-10	1	66,181	0.01	66,181	7.999	95	95	613	21
Jan-11	2	289,555	0.04	144,778	6.919	83.2	83.2	718	43.61
Mar-11	5	627,314	0.1	125,463	8.109	81.3	85.1	667	45.4
Apr-11	85	13,075,043	1.98	153,824	7.49	80.77	91.73	674	43.29
Total:	4,791	660,223,257	100	137,805	8.103	83.29	90.83	638	43.54
Weighted Average Next Rate Adjustment Date: June 2008
Minimum Next Rate Adjustment Date: September 2006
Maximum Next Rate Adjustment Date: April 2011

16. Geograghic Distribution of Mortgaged Properties

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	331	86,668,918	10.05	261,840	7.289	73.45	76.72	662	43.83
Illinois	481	72,000,537	8.35	149,689	8.462	84.29	89.48	634	43.02
Florida	430	68,225,878	7.91	158,665	7.864	78.71	84.59	642	43.69
Texas	441	43,258,715	5.01	98,092	7.959	80.73	89.16	640	42.01
Ohio	424	41,381,437	4.8	97,598	8.47	88.11	93.37	630	42.82
Michigan	364	39,804,548	4.61	109,353	8.443	88.18	93.29	635	43.03
Georgia	301	38,334,134	4.44	127,356	8.306	85.92	95.06	638	43.58
New York	255	33,467,814	3.88	131,246	8.17	83.63	87.66	644	42.96
North Carolina	245	27,439,974	3.18	112,000	8.263	84.92	93.51	639	41.4
Minnesota	164	26,721,619	3.1	162,937	7.958	82.13	90.31	641	42.64
Oregon	164	26,630,671	3.09	162,382	7.47	79.54	89.33	648	43.19
Arizona	146	26,599,252	3.08	182,187	7.51	76.8	81.12	643	41.85
Tennessee	272	26,110,454	3.03	95,994	8.241	82.94	96.96	636	43.82
New Jersey	129	24,918,302	2.89	193,165	8.094	81.14	83.2	635	42.51
Washington	133	23,293,670	2.7	175,140	7.582	79.51	87.26	653	43.75
Other	2,095	257,814,062	29.89	123,062	8.189	83.92	91.07	637	42.9
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02

17. Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	5,969	808,011,191	93.66	135,368	8.036	82.18	89.11	638	43.21
Investment	353	45,434,160	5.27	128,709	8.2	81.42	81.45	683	39.86
Second Home	53	9,224,634	1.07	174,050	8.375	87.4	87.4	691	41.79
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02

18. Property Type

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	5,005	645,193,456	74.79	128,910	8.103	82.46	88.55	638	42.53
Planned Unit Development	743	119,574,060	13.86	160,934	7.784	81.14	89.67	647	44.09
Condominium	388	54,503,707	6.32	140,473	7.971	81.86	90.78	654	45.07
Two-to-Four Family	235	42,759,893	4.96	181,957	8.073	81.65	85.49	651	44.75
Modular Homes	4	638,870	0.07	159,718	7.383	77.51	77.51	673	36.39
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02

19. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	3,667	409,958,944	47.52	111,797	8.163	85.23	96.79	649	44.39
Refinance - Cashout	2,358	398,150,857	46.15	168,851	7.984	79.73	81.61	632	42.03
Refinance - Rate Term	350	54,560,185	6.32	155,886	7.657	77.35	79.38	639	39.86
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02

20. Documentation Type

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation	5,006	653,895,725	75.8	130,622	7.881	81.31	88.39	637	43.21
Stated Documentation	794	104,747,479	12.14	131,924	8.52	83.22	92.46	670	42.28
Limited Documentation	16	2,692,828	0.31	168,302	8.03	78.42	80.54	614	38.93
Alternative Documentation	559	101,333,954	11.75	181,277	8.638	86.91	86.91	637	42.65
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02

21. Range of Debt Ratio

Range of Debt Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 30.00	800	89,909,538	10.42	112,387	7.933	78.72	81.87	644	24.02
30.01 - 35.00	673	81,716,675	9.47	121,422	8.069	81.32	85.95	640	33.19
35.01 - 40.00	872	111,736,973	12.95	128,139	8.1	81.8	87.09	639	38.16
40.01 - 45.00	1,195	165,821,964	19.22	138,763	8.119	82.14	88.85	643	43.09
45.01 - 50.00	1,639	236,007,458	27.36	143,995	8.221	83.83	90.68	637	48.17
50.01 - 55.00	1,196	177,477,378	20.57	148,392	7.769	82.49	91.59	643	53.3
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02
Non-zero Weighted Average DTI: 43.02
Minimum DTI: 3.00
Maximum DTI: 55.00
Standard Deviation DTI: 9.46

22. Range of Credit Scores

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
540 - 559	251	33,106,245	3.84	131,897	8.735	74.88	75.66	549	42.11
560 - 579	473	65,297,575	7.57	138,050	8.545	78.18	78.58	570	41.82
580 - 599	732	88,480,029	10.26	120,874	8.86	83.03	87.07	589	42.1
600 - 619	1,177	145,426,340	16.86	123,557	8.316	82.74	90.87	609	43.75
620 - 639	833	112,141,698	13	134,624	8.217	83.86	91.33	628	43.58
640 - 659	1,000	137,693,379	15.96	137,693	7.949	83.78	91.7	648	43.84
660 - 679	696	97,795,175	11.34	140,510	7.717	84.02	91.36	668	42.89
680 - 699	395	59,279,496	6.87	150,075	7.418	81.84	90.36	689	43.06
700 - 719	310	47,242,975	5.48	152,397	7.404	82.55	90.86	708	43.34
720 - 739	184	27,019,280	3.13	146,844	7.247	81.68	88.47	729	42.84
740 - 759	144	21,587,973	2.5	149,916	7.453	83.23	88.96	748	42.37
760 - 779	97	14,670,730	1.7	151,245	6.781	74.21	81.38	770	41.81
780 - 799	56	9,512,551	1.1	169,867	6.588	72.05	75.71	789	37.53
800 - 819	26	3,347,723	0.39	128,759	6.852	75.52	81.27	808	39.84
>= 820	1	68,816	0.01	68,816	6.625	54.52	54.52	832	29
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02
Non-zero Weighted Average FICO: 641
Minimum FICO: 540
Maximum FICO: 832
Standard Deviation FICO: 52

23. Prepayment Penalty Term (months)

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	1,904	260,688,812	30.22	136,916	8.255	83.1	88.81	642	42.44
12	178	25,396,640	2.94	142,678	8.312	81.69	87.53	643	42.47
24	2,415	332,612,504	38.56	137,728	8.057	82.45	90.5	635	43.61
36	1,878	243,972,031	28.28	129,911	7.788	80.93	86.2	647	42.87
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02

24. Lien Position

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02
Total:	6,375	862,669,986	100	135,321	8.048	82.19	88.69	641	43.02

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HSBC
FFML 2006-FF9
Group 2

Selection Criteria: Group 2

1. Summary Statistics (as of the Sample Pool Calculation Date)
2. Product Type
3. Range of Gross Mortgage Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Range of Original Principal Balances ($)
6. Range of Stated Remaining Terms (months)
7. Stated Original Term (months)
8. Range of Original LTV Ratios (%)
9. Range of Original Combined LTV Ratios (%)
10. Range of Gross Margins (%)
11. Range of Minimum Mortgage Rates (%)
12. Range of Maximum Mortgage Rates (%)
13. Initial Periodic Cap (%)
14. Subsequent Periodic Cap (%)
15. Next Rate Adjustment Dates
16. Geograghic Distribution of Mortgaged Properties
17. Occupancy
18. Property Type
19. Loan Purpose
20. Documentation Type
21. Range of Debt Ratio
22. Range of Credit Scores
23. Prepayment Penalty Term (months)
24. Lien Position

1. Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $822,044,868.05
Number of Mortgage Loans: 2,792
Average Principal Balance: $294,428.68
Aggregate Principal Balance (Fixed Rate): $90,883,129.76
Aggregate Principal Balance (Adjustable Rate): $731,161,738.29
% Fixed Rate Mortgages: 11.06%
% Adjustable Rate Mortgages: 88.94%
Weighted Average Current Mortgage Rate: 7.730%
Non-zero Weighted Average Credit Score: 665
Weighted Average Original LTV: 81.88%
Weighted Average Original Combined LTV: 95.52%
Non-zero Weighted Average Debt Ratio: 42.69
Weighted Average Stated Remaining Term: 357
Weighted Average Stated Original Term: 359
Weighted Average Months to Roll: 25
Weighted Average Margin: 5.524%
Weighted Average Initial Rate Cap: 2.991%
Weighted Average Periodic Rate Cap: 1.000%
Weighted Average Maximum Rate: 13.763%
Weighted Average Minimum Rate: 7.763%
% Second Lien: 0.00%
% Silent & Simultaneous Seconds: 70.31%
% California Loans: 38.46%

2. Product Type

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
15 Year Fixed	5	1,201,750	0.15	240,350	6.363	65.55	65.55	755	23.09
20 Year Fixed	1	468,653	0.06	468,653	9.375	79.66	79.66	627	29
30 Year Fixed	306	65,172,166	7.93	212,981	7.284	79.98	88.32	682	39.2
30 Year Fixed 5 Year Interest Only	36	12,544,756	1.53	348,465	8.196	84.06	91.09	660	42.64
15 Year Fixed 5 Year Interest Only	3	1,038,000	0.13	346,000	9.506	89.98	89.98	595	49.69
15/30 Year Fixed (Balloon)	1	216,186	0.03	216,186	7.625	100	100	702	49
30/40 Year Fixed (Balloon)	40	10,241,618	1.25	256,040	7.627	83.07	92.35	673	42.3
ARM 30 Year	1	216,407	0.03	216,407	6.5	80	100	650	45
ARM 5 Year Interest Only	3	959,900	0.12	319,967	6.749	80	100	676	46.49
1/29 ARM	11	4,057,018	0.49	368,820	8.787	89.22	96.91	687	40.39
2/28 ARM	580	130,324,065	15.85	224,697	8.112	83.51	96.13	649	40.71
2/28 ARM 5 Year Interest Only	914	329,034,615	40.03	359,994	7.674	80.71	96.93	669	44.37
3/27 ARM	232	52,210,126	6.35	225,044	7.824	83.6	95.26	661	41.38
3/27 ARM 5 Year Interest Only	215	73,275,988	8.91	340,819	7.459	82.08	96.36	675	43.13
5/25 ARM	15	3,074,274	0.37	204,952	7.164	81.4	95.03	681	42.75
5/25 ARM 10 Year Interest Only	30	10,974,148	1.33	365,805	7.15	77.43	90.2	674	45.54
30/40 Year ARM 2/28 (Balloon)	380	120,650,627	14.68	317,502	7.847	83.32	96.11	658	42.42
30/40 Year ARM 3/27 (Balloon)	11	3,884,844	0.47	353,168	7.838	84.56	90.73	665	42.07
30/40 Year ARM 5/25 (Balloon)	8	2,499,727	0.3	312,466	6.77	80	99.01	700	43.72
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69

3. Range of Gross Mortgage Rates (%)

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000 - 5.499	6	2,875,533	0.35	479,256	5.318	63.73	71.08	746	41.63
5.500 - 5.999	87	32,141,000	3.91	369,437	5.839	75.6	85.42	722	40.91
6.000 - 6.499	106	37,631,854	4.58	355,017	6.25	78.59	92.23	699	41.76
6.500 - 6.999	449	155,518,604	18.92	346,367	6.786	79.46	95.55	684	42.63
7.000 - 7.499	342	107,324,717	13.06	313,815	7.245	79.55	96.21	664	43.16
7.500 - 7.999	674	195,254,962	23.75	289,696	7.731	80.87	96.75	663	43.57
8.000 - 8.499	372	106,499,419	12.96	286,289	8.203	81.63	95.38	652	42.28
8.500 - 8.999	352	97,887,318	11.91	278,089	8.735	84.33	96.48	653	42.04
9.000 - 9.499	138	36,742,163	4.47	266,248	9.188	89.13	95.21	642	42.47
9.500 - 9.999	103	25,149,971	3.06	244,174	9.703	94.34	97.88	636	43.59
10.000 - 10.499	52	11,122,115	1.35	213,887	10.222	97.98	98.44	626	43.21
10.500 - 10.999	81	11,204,467	1.36	138,327	10.672	97.97	97.97	596	40.99
11.000 - 11.499	22	1,893,694	0.23	86,077	11.161	99.23	99.23	589	34.69
11.500 - 11.999	7	639,051	0.08	91,293	11.701	100	100	588	44.37
12.000 - 12.499	1	160,000	0.02	160,000	12.125	100	100	598	45
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69
Weighted Average Gross Mortgage Rate (%): 7.730
Minimum Gross Mortgage Rate (%): 5.125
Maximum Gross Mortgage Rate (%): 12.125
Standard Deviation Gross Mortgage Rate (%): 1.133

4. Range of Cut-off Date Principal Balances ($)

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	35	1,435,334	0.17	41,010	10.737	97.77	98.35	615	35.72
50,000.01 - 100,000.00	196	15,447,034	1.88	78,811	8.666	85.84	98.17	640	36.25
100,000.01 - 150,000.00	410	52,223,639	6.35	127,375	8.074	83.53	98.56	644	39.25
150,000.01 - 200,000.00	436	76,774,005	9.34	176,087	7.901	82.88	98.55	654	41.67
200,000.01 - 250,000.00	380	85,259,729	10.37	224,368	7.74	81.58	98.28	661	43.69
250,000.01 - 300,000.00	308	84,688,977	10.3	274,964	7.749	82.57	97.73	666	43.62
300,000.01 - 350,000.00	208	67,345,694	8.19	323,777	7.825	82.85	98.19	669	45.23
350,000.01 - 400,000.00	179	67,317,650	8.19	376,076	7.776	82.2	98.52	668	44.45
400,000.01 - 450,000.00	150	63,933,833	7.78	426,226	7.706	81.64	94.23	663	44.65
450,000.01 - 500,000.00	140	66,813,168	8.13	477,237	7.67	80.42	92.31	672	44.15
500,000.01 - 550,000.00	85	44,593,459	5.42	524,629	7.32	81.9	91.77	670	44.78
550,000.01 - 600,000.00	75	43,163,527	5.25	575,514	7.749	83.94	93.82	672	44.31
600,000.01 - 650,000.00	38	23,790,820	2.89	626,074	7.662	81.85	90.5	661	41.66
650,000.01 - 700,000.00	31	21,126,407	2.57	681,497	7.693	81.71	91.14	646	41.39
700,000.01 - 750,000.00	32	23,317,921	2.84	728,685	7.338	78.57	89.45	680	37.72
750,000.01 - 800,000.00	18	13,987,497	1.7	777,083	7.814	80.6	91.67	670	38.18
800,000.01 - 850,000.00	12	9,981,172	1.21	831,764	7.13	78.27	89.21	663	38.62
850,000.01 - 900,000.00	13	11,433,613	1.39	879,509	7.841	80.55	92.11	688	35.88
900,000.01 - 950,000.00	7	6,499,838	0.79	928,548	7.772	78.62	95.69	692	43.01
950,000.01 - 1,000,000.00	15	14,808,306	1.8	987,220	7.66	78.83	90.03	678	38.65
1,000,000.01 >=	24	28,103,244	3.42	1,170,968	6.923	77.25	91.37	705	40.37
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69
Average Cut-off Date Principal Balance ($): 294,428.68
Minimum Cut-off Date Principal Balance ($): 24,869.29
Maximum Cut-off Date Principal Balance ($): 1,700,000.00
Standard Deviation Cut-off Date Principal Balance ($): 195,403.78

5. Range of Original Principal Balances ($)

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	35	1,435,334	0.17	41,010	10.737	97.77	98.35	615	35.72
50,000.01 - 100,000.00	196	15,447,034	1.88	78,811	8.666	85.84	98.17	640	36.25
100,000.01 - 150,000.00	410	52,223,639	6.35	127,375	8.074	83.53	98.56	644	39.25
150,000.01 - 200,000.00	436	76,774,005	9.34	176,087	7.901	82.88	98.55	654	41.67
200,000.01 - 250,000.00	378	84,759,805	10.31	224,232	7.745	81.59	98.27	661	43.65
250,000.01 - 300,000.00	308	84,600,869	10.29	274,678	7.744	82.58	97.73	666	43.62
300,000.01 - 350,000.00	208	67,284,142	8.18	323,481	7.827	82.86	98.19	670	45.2
350,000.01 - 400,000.00	180	67,586,435	8.22	375,480	7.764	82.08	98.53	667	44.51
400,000.01 - 450,000.00	150	63,865,032	7.77	425,767	7.73	81.73	94.33	663	44.6
450,000.01 - 500,000.00	141	67,262,769	8.18	477,041	7.659	80.45	92.26	672	44.21
500,000.01 - 550,000.00	83	43,525,930	5.29	524,409	7.304	81.71	91.82	670	44.62
550,000.01 - 600,000.00	76	43,713,000	5.32	575,171	7.738	83.89	93.65	671	44.45
600,000.01 - 650,000.00	38	23,790,820	2.89	626,074	7.662	81.85	90.5	661	41.66
650,000.01 - 700,000.00	31	20,945,210	2.55	675,652	7.743	82.22	91.07	649	41.4
700,000.01 - 750,000.00	33	24,017,175	2.92	727,793	7.336	78.61	89.76	678	37.93
750,000.01 - 800,000.00	18	13,987,497	1.7	777,083	7.814	80.6	91.67	670	38.18
800,000.01 - 850,000.00	12	9,981,172	1.21	831,764	7.13	78.27	89.21	663	38.62
850,000.01 - 900,000.00	13	11,433,613	1.39	879,509	7.841	80.55	92.11	688	35.88
900,000.01 - 950,000.00	7	6,499,838	0.79	928,548	7.772	78.62	95.69	692	43.01
950,000.01 - 1,000,000.00	15	14,808,306	1.8	987,220	7.66	78.83	90.03	678	38.65
1,000,000.01 >=	24	28,103,244	3.42	1,170,968	6.923	77.25	91.37	705	40.37
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69
Average Orig Balance ($): 294,719.73
Minimum Orig Balance ($): 24,900.00
Maximum Orig Balance ($): 1,700,000.00
Standard Deviation Orig Balance ($): 195,579.77

6. Range of Stated Remaining Terms (months)

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	9	2,455,936	0.3	272,882	7.803	78.91	78.91	683	36.61
231 - 240	1	468,653	0.06	468,653	9.375	79.66	79.66	627	29
351 - 360	2,782	819,120,279	99.64	294,436	7.729	81.89	95.58	665	42.71
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69
Weighted Average Remaining Term: 357
Minimum Remaining Term: 177
Maximum Remaining Term: 359
Standard Deviation Remaining Term: 10

7. Stated Original Term (months)

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180	9	2,455,936	0.3	272,882	7.803	78.91	78.91	683	36.61
240	1	468,653	0.06	468,653	9.375	79.66	79.66	627	29
360	2,782	819,120,279	99.64	294,436	7.729	81.89	95.58	665	42.71
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69
Weighted Average Original Term: 359
Minimum Original Term: 180
Maximum Original Term: 360
Standard Deviation Original Term: 10

8. Range of Original LTV Ratios (%)

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
40.01 - 45.00	1	75,664	0.01	75,664	5.25	40.43	40.43	803	24
45.01 - 50.00	6	2,015,484	0.25	335,914	5.95	48.05	48.05	768	28.77
50.01 - 55.00	3	1,673,077	0.2	557,692	6.101	51.23	51.23	717	38.21
55.01 - 60.00	9	4,518,764	0.55	502,085	7.269	57.84	59.8	661	32.36
60.01 - 65.00	19	6,936,907	0.84	365,100	7.179	63.24	66.9	673	42.36
65.01 - 70.00	25	14,870,447	1.81	594,818	7.007	68.53	70.46	670	33.54
70.01 - 75.00	41	22,880,933	2.78	558,072	7.131	74.01	80.21	662	43.28
75.01 - 80.00	2,134	624,788,245	76	292,778	7.502	79.91	97.52	669	43.04
80.01 - 85.00	37	13,670,844	1.66	369,482	8.295	84.6	85.26	619	46.52
85.01 - 90.00	101	32,507,949	3.95	321,861	8.662	89.79	89.79	629	41.96
90.01 - 95.00	68	20,885,720	2.54	307,143	8.423	94.95	94.95	646	38.96
95.01 - 100.00	342	75,630,237	9.2	221,141	9.402	99.94	99.94	656	43.12
100.01 >=	6	1,590,596	0.19	265,099	8.18	102.99	102.99	696	44.79
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69
Weighted Average Original LTV (%): 81.88
Minimum Original LTV (%): 40.43
Maximum Original LTV (%): 103.00
Standard Deviation Original LTV (%): 7.78

9. Range of Original Combined LTV Ratios (%)

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
40.01 - 45.00	1	75,664	0.01	75,664	5.25	40.43	40.43	803	24
45.01 - 50.00	6	2,015,484	0.25	335,914	5.95	48.05	48.05	768	28.77
50.01 - 55.00	3	1,673,077	0.2	557,692	6.101	51.23	51.23	717	38.21
55.01 - 60.00	8	4,297,414	0.52	537,177	7.244	57.73	57.73	655	32.12
60.01 - 65.00	17	5,265,604	0.64	309,741	7.451	63.1	63.1	657	42.79
65.01 - 70.00	22	12,436,332	1.51	565,288	6.923	68.51	68.51	677	36.23
70.01 - 75.00	30	16,126,235	1.96	537,541	7.029	73.05	73.96	662	42.39
75.01 - 80.00	134	60,460,022	7.35	451,194	7.262	79.38	79.39	656	40.64
80.01 - 85.00	41	16,622,901	2.02	405,437	8.11	82.21	84.74	626	43.07
85.01 - 90.00	140	54,132,567	6.59	386,661	8.124	84.93	89.72	645	41.71
90.01 - 95.00	127	44,807,979	5.45	352,819	7.926	86.76	94.84	658	39.73
95.01 - 100.00	2,255	602,225,234	73.26	267,062	7.768	82.48	99.96	669	43.46
100.01 >=	8	1,906,355	0.23	238,294	8.181	99.19	102.51	691	44.51
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69
Weighted Average Original Combined LTV (%): 95.52
Minimum Original Combined LTV (%): 40.43
Maximum Original Combined LTV (%): 103.00
Standard Deviation Original Combined LTV (%): 7.67

10. Range of Gross Margins (%)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.000 - 3.249	1	489,022	0.07	489,022	5.999	70	70	782	29
4.500 - 4.749	1	488,000	0.07	488,000	6.75	80	100	707	46
4.750 - 4.999	3	627,387	0.09	209,129	6.551	80	100	640	43.99
5.000 - 5.249	244	80,925,587	11.07	331,662	7.172	79.42	96.49	665	44.35
5.250 - 5.499	1,510	456,863,688	62.48	302,559	7.571	79.32	96.74	667	43.16
5.500 - 5.749	91	33,362,308	4.56	366,619	7.465	79.8	92.72	670	42.78
5.750 - 5.999	165	54,150,159	7.41	328,183	8.329	85.18	91.05	641	42.62
6.000 - 6.249	52	16,113,007	2.2	309,866	8.034	85.58	97.79	664	42.19
6.250 - 6.499	272	73,321,641	10.03	269,565	9.021	97.25	98.69	656	41.87
6.500 - 6.749	26	5,578,164	0.76	214,545	8.554	85.37	97.83	649	37.09
6.750 - 6.999	11	2,067,313	0.28	187,938	9.098	98.21	98.9	642	43.88
7.000 - 7.249	8	2,685,734	0.37	335,717	9.278	96.72	96.72	669	46.26
7.250 - 7.499	10	3,007,629	0.41	300,763	9.45	99.57	100	679	40.93
7.500 - 7.749	4	828,891	0.11	207,223	10.459	99.27	99.27	640	40.63
7.750 - 7.999	2	653,207	0.09	326,604	10.053	97.86	97.86	683	45.28
Total:	2,400	731,161,738	100	304,651	7.762	82	96.35	664	43.03
Weighted Average Margin (%): 5.524
Minimum Margin (%): 3.000
Maximum Margin (%): 7.750
Standard Deviation Margin (%): 0.432

11. Range of Minimum Mortgage Rates (%)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.500 - 5.999	42	13,876,921	1.9	330,403	5.853	79.52	95.57	705	45.4
6.000 - 6.499	77	27,734,293	3.79	360,186	6.253	79.24	95.63	694	43.19
6.500 - 6.999	396	141,037,344	19.29	356,155	6.791	79.54	96	684	43.02
7.000 - 7.499	321	100,845,171	13.79	314,159	7.241	79.5	96.23	664	43.27
7.500 - 7.999	625	185,726,800	25.4	297,163	7.731	80.83	96.93	664	43.73
8.000 - 8.499	350	101,544,290	13.89	290,127	8.202	81.61	95.52	653	42.02
8.500 - 8.999	312	89,108,085	12.19	285,603	8.727	84.33	96.81	653	42.05
9.000 - 9.499	122	33,581,529	4.59	275,258	9.183	89.02	95.26	643	42.58
9.500 - 9.999	85	21,909,524	3	257,759	9.699	94.09	97.7	634	43.85
10.000 - 10.499	36	8,881,162	1.21	246,699	10.211	98.43	98.59	632	44.84
10.500 - 10.999	27	5,710,635	0.78	211,505	10.693	97.81	97.81	593	41.29
11.000 - 11.499	5	816,984	0.11	163,397	11.152	100	100	588	32.46
11.500 - 11.999	1	229,000	0.03	229,000	11.75	100	100	586	49
12.000 - 12.499	1	160,000	0.02	160,000	12.125	100	100	598	45
Total:	2,400	731,161,738	100	304,651	7.762	82	96.35	664	43.03
Weighted Average Minimum Rate (%): 7.763
Minimum Minimum Rate (%): 5.500
Maximum Minimum Rate (%): 12.125
Standard Deviation Minimum Rate (%): 0.975

12. Range of Maximum Mortgage Rates (%)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
11.500 - 11.999	42	13,876,921	1.9	330,403	5.853	79.52	95.57	705	45.4
12.000 - 12.499	77	27,734,293	3.79	360,186	6.253	79.24	95.63	694	43.19
12.500 - 12.999	396	141,037,344	19.29	356,155	6.791	79.54	96	684	43.02
13.000 - 13.499	321	100,845,171	13.79	314,159	7.241	79.5	96.23	664	43.27
13.500 - 13.999	625	185,726,800	25.4	297,163	7.731	80.83	96.93	664	43.73
14.000 - 14.499	350	101,544,290	13.89	290,127	8.202	81.61	95.52	653	42.02
14.500 - 14.999	312	89,108,085	12.19	285,603	8.727	84.33	96.81	653	42.05
15.000 - 15.499	122	33,581,529	4.59	275,258	9.183	89.02	95.26	643	42.58
15.500 - 15.999	85	21,909,524	3	257,759	9.699	94.09	97.7	634	43.85
16.000 - 16.499	36	8,881,162	1.21	246,699	10.211	98.43	98.59	632	44.84
16.500 - 16.999	27	5,710,635	0.78	211,505	10.693	97.81	97.81	593	41.29
17.000 - 17.499	5	816,984	0.11	163,397	11.152	100	100	588	32.46
17.500 - 17.999	1	229,000	0.03	229,000	11.75	100	100	586	49
18.000 - 18.499	1	160,000	0.02	160,000	12.125	100	100	598	45
Total:	2,400	731,161,738	100	304,651	7.762	82	96.35	664	43.03
Weighted Average Maximum Rate (%): 13.763
Minimum Maximum Rate (%): 11.500
Maximum Maximum Rate (%): 18.125
Standard Deviation Maximum Rate (%): 0.975

13. Initial Periodic Cap (%)

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1	4	1,176,307	0.16	294,077	6.704	80	100	671	46.21
2	11	4,057,018	0.55	368,820	8.787	89.22	96.91	687	40.39
3	2,385	725,928,413	99.28	304,373	7.758	81.96	96.34	664	43.04
Total:	2,400	731,161,738	100	304,651	7.762	82	96.35	664	43.03
Weighted Average Initial Cap (%): 2.991
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 3.000
Standard Deviation Initial Cap (%): 0.106

14. Subsequent Periodic Cap (%)

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1	2,400	731,161,738	100	304,651	7.762	82	96.35	664	43.03
Total:	2,400	731,161,738	100	304,651	7.762	82	96.35	664	43.03
Weighted Average Subsequent Periodic Cap (%): 1.000
Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 1.000
Standard Deviation Subsequent Periodic Cap (%): 0.000

15. Next Rate Adjustment Dates

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Oct-06	4	1,176,307	0.16	294,077	6.704	80	100	671	46.21
Apr-07	11	4,057,018	0.55	368,820	8.787	89.22	96.91	687	40.39
Sep-07	1	205,756	0.03	205,756	8.125	99.5	99.5	673	45
Oct-07	1	222,300	0.03	222,300	7	79.99	100	693	48
Nov-07	1	165,951	0.02	165,951	6.625	79.9	79.9	641	27
Feb-08	5	965,373	0.13	193,075	7.59	80	98.7	675	42.2
Mar-08	144	49,322,949	6.75	342,520	7.671	81.59	96.35	662	43.27
Apr-08	1,718	528,176,564	72.24	307,437	7.822	81.91	96.61	662	43.14
May-08	4	950,412	0.13	237,603	8.088	82.75	90.94	645	38.15
Oct-08	1	557,750	0.08	557,750	7.625	97	97	722	47
Mar-09	29	7,760,155	1.06	267,592	7.543	81.78	91.95	674	42.15
Apr-09	428	121,053,053	16.56	282,834	7.623	82.76	95.98	669	42.39
Dec-10	1	163,905	0.02	163,905	7.5	102.97	102.97	769	37
Feb-11	1	150,790	0.02	150,790	7.999	80	100	616	34
Mar-11	5	626,101	0.09	125,220	7.656	82.82	100	702	43.87
Apr-11	45	15,471,475	2.12	343,811	7.064	78.1	91.87	678	44.96
May-11	1	135,877	0.02	135,877	6.5	80	100	670	45
Total:	2,400	731,161,738	100	304,651	7.762	82	96.35	664	43.03
Weighted Average Next Rate Adjustment Date: June 2008
Minimum Next Rate Adjustment Date: October 2006
Maximum Next Rate Adjustment Date: May 2011

16. Geograghic Distribution of Mortgaged Properties

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	724	316,126,422	38.46	436,639	7.353	79.9	94.31	674	44.22
Florida	359	94,062,501	11.44	262,013	8.035	82	97.44	663	42.76
New York	151	51,128,578	6.22	338,600	7.838	84.53	97.12	678	44.23
Texas	228	38,661,256	4.7	169,567	7.804	81.34	96.6	653	39.29
Illinois	122	31,669,399	3.85	259,585	8.17	85.42	96.13	664	41.6
New Jersey	77	24,218,936	2.95	314,532	8.206	86.07	94.59	666	43.05
Nevada	80	23,729,625	2.89	296,620	7.562	80.81	96.77	664	43.35
North Carolina	97	20,231,759	2.46	208,575	7.915	85.49	98.41	669	42.47
Arizona	52	16,696,156	2.03	321,080	7.742	81.27	93.39	651	40.07
Maryland	44	16,191,060	1.97	367,979	8.116	83.9	93.14	655	44.73
Georgia	71	15,481,705	1.88	218,052	8.182	84.72	97.46	656	41.29
Colorado	42	14,762,517	1.8	351,489	7.763	80.81	96.07	659	37.9
Massachusetts	51	14,480,093	1.76	283,923	7.97	78.82	93.14	656	41.51
Virginia	40	14,311,739	1.74	357,793	7.889	82.64	94.66	667	44.35
Michigan	63	13,110,950	1.59	208,110	8.128	86.51	98.29	653	41.78
Other	591	117,182,171	14.25	198,278	8.005	83.23	95.84	650	40
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69

17. Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
						Original LTV (%)
Primary	2,783	818,032,289	99.51	293,939	7.727	81.88	95.59	665	42.68
Investment	7	2,798,209	0.34	399,744	8.553	78.1	78.1	675	46.97
Second Home	2	1,214,370	0.15	607,185	8.365	90	90	675	35.69
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69

18. Property Type

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	1,808	513,092,195	62.42	283,790	7.764	81.83	94.89	664	42.63
Planned Unit Development	634	199,218,132	24.23	314,224	7.622	81.5	95.79	665	41.95
Condominium	221	59,384,314	7.22	268,707	7.826	82.28	97.86	668	43.6
Two-to-Four Family	128	50,245,349	6.11	392,542	7.701	83.32	98.04	682	45.19
Modular Homes	1	104,879	0.01	104,879	8.75	100	100	733	22
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69

19. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	2,576	702,067,274	85.4	272,542	7.772	82.37	97.76	666	42.89
Refinance - Cashout	188	104,112,090	12.67	553,788	7.551	79.48	83.07	657	42.09
Refinance - Rate Term	28	15,865,504	1.93	566,625	7.077	75.54	77.75	690	37.54
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69

20. Documentation Type

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation	1,813	528,466,780	64.29	291,487	7.447	81.37	94.59	656	42.13
Stated Documentation	910	264,191,192	32.14	290,320	8.233	82.53	98.36	685	43.78
Limited Documentation	14	3,341,875	0.41	238,705	7.753	81.21	94.28	651	39.95
Alternative Documentation	55	26,045,021	3.17	473,546	8.383	85.59	85.59	657	43.24
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69

21. Range of Debt Ratio

Range of Debt Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 30.00	334	89,870,719	10.93	269,074	7.599	80.82	92.33	663	21.83
30.01 - 35.00	237	57,541,819	7	242,792	7.747	81.69	95.19	667	33.2
35.01 - 40.00	408	116,508,082	14.17	285,559	7.696	80.9	94.58	668	38.16
40.01 - 45.00	573	165,003,324	20.07	287,964	7.753	82.27	95.77	671	43.36
45.01 - 50.00	836	262,409,843	31.92	313,887	8.006	82.84	96.83	665	48.24
50.01 - 55.00	404	130,711,081	15.9	323,542	7.262	81.11	95.74	658	53.25
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69
Non-zero Weighted Average DTI: 42.69
Minimum DTI: 3.00
Maximum DTI: 55.00
Standard Deviation DTI: 9.53

22. Range of Credit Scores

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
540 - 559	16	4,302,317	0.52	268,895	8.886	78.81	80.91	547	41.83
560 - 579	49	15,617,780	1.9	318,730	8.673	79.32	79.41	569	41.77
580 - 599	218	42,694,815	5.19	195,848	9.293	87.27	93.2	589	41.21
600 - 619	342	83,574,482	10.17	244,370	7.998	82.24	95.63	609	43.74
620 - 639	316	84,831,265	10.32	268,453	7.962	82.66	95.36	628	42.11
640 - 659	567	165,007,592	20.07	291,019	7.843	82.18	96.91	648	42.86
660 - 679	438	127,798,614	15.55	291,778	7.605	82.05	96.98	668	43.34
680 - 699	279	92,257,151	11.22	330,671	7.555	81.16	96.84	688	42.79
700 - 719	251	96,210,744	11.7	383,310	7.219	80.7	95.57	708	42.94
720 - 739	135	46,272,223	5.63	342,757	7.172	81.38	95.91	729	42.43
740 - 759	82	26,575,962	3.23	324,097	7.18	81.82	96.42	748	42.99
760 - 779	52	18,256,716	2.22	351,091	7.19	80.83	95.25	770	41.33
780 - 799	38	15,686,961	1.91	412,815	6.842	74.39	86.6	788	38.28
800 - 819	9	2,958,245	0.36	328,694	7.295	79.66	87.27	804	40.7
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69
Non-zero Weighted Average FICO: 665
Minimum FICO: 540
Maximum FICO: 815
Standard Deviation FICO: 49

23. Prepayment Penalty Term (months)

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	724	205,783,459	25.03	284,231	8.084	83.3	94.59	671	41.59
12	161	63,615,940	7.74	395,130	8.072	82.19	94.68	664	41.53
24	1,311	390,654,834	47.52	297,982	7.666	81.41	96.83	661	43.67
36	596	161,990,635	19.71	271,796	7.303	81.08	93.87	669	42.17
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69

24. Lien Position

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69
Total:	2,792	822,044,868	100	294,429	7.73	81.88	95.52	665	42.69

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. 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HSBC
FFML 2006-FF9
All records

Selection Criteria: All records

1. Summary Statistics (as of the Sample Pool Calculation Date)
2. Product Type
3. Range of Gross Mortgage Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Range of Original Principal Balances ($)
6. Range of Stated Remaining Terms (months)
7. Stated Original Term (months)
8. Range of Original LTV Ratios (%)
9. Range of Original Combined LTV Ratios (%)
10. Range of Gross Margins (%)
11. Range of Minimum Mortgage Rates (%)
12. Range of Maximum Mortgage Rates (%)
13. Initial Periodic Cap (%)
14. Subsequent Periodic Cap (%)
15. Next Rate Adjustment Dates
16. Geograghic Distribution of Mortgaged Properties
17. Occupancy
18. Property Type
19. Loan Purpose
20. Documentation Type
21. Range of Debt Ratio
22. Range of Credit Scores
23. Prepayment Penalty Term (months)
24. Lien Position

1. Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $1,684,714,853.93
Number of Mortgage Loans: 9,167
Average Principal Balance: $183,780.39
Aggregate Principal Balance (Fixed Rate): $293,329,858.74
Aggregate Principal Balance (Adjustable Rate): $1,391,384,995.19
% Fixed Rate Mortgages: 17.41%
% Adjustable Rate Mortgages: 82.59%
Weighted Average Current Mortgage Rate: 7.893%
Non-zero Weighted Average Credit Score: 653
Weighted Average Original LTV: 82.04%
Weighted Average Original Combined LTV: 92.02%
Non-zero Weighted Average Debt Ratio: 42.86
Weighted Average Stated Remaining Term: 356
Weighted Average Stated Original Term: 358
Weighted Average Months to Roll: 25
Weighted Average Margin: 5.610%
Weighted Average Initial Rate Cap: 2.991%
Weighted Average Periodic Rate Cap: 1.000%
Weighted Average Maximum Rate: 13.924%
Weighted Average Minimum Rate: 7.924%
% Second Lien: 0.00%
% Silent & Simultaneous Seconds: 51.51%
% California Loans: 23.91%

2. Product Type

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
15 Year Fixed	105	10,247,462	0.61	97,595	7.403	73.06	73.28	662	36.67
20 Year Fixed	10	1,290,758	0.08	129,076	8.408	76.91	78.33	643	35.26
30 Year Fixed	1,528	213,415,182	12.67	139,670	7.628	79	83.9	664	40.21
30 Year Fixed 5 Year Interest Only	146	32,560,040	1.93	223,014	8.233	80.74	85.31	629	43.53
15 Year Fixed 5 Year Interest Only	14	3,148,600	0.19	224,900	8.705	78.48	78.48	586	44.96
15/30 Year Fixed (Balloon)	5	574,304	0.03	114,861	7.614	82.06	84.37	705	39.07
30/40 Year Fixed (Balloon)	168	32,093,512	1.9	191,033	8.029	82.12	86.81	654	43.68
ARM 30 Year	5	650,306	0.04	130,061	6.919	78.05	89.7	682	39.98
ARM 5 Year Interest Only	11	2,952,200	0.18	268,382	7.234	82.95	93.73	671	43.49
1/29 ARM	22	5,773,065	0.34	262,412	8.618	88.38	94.08	674	38.78
2/28 ARM	2,663	371,995,966	22.08	139,691	8.267	84.15	92.56	636	41.34
2/28 ARM 5 Year Interest Only	1,766	476,283,264	28.27	269,696	7.701	80.74	95.06	663	44.77
3/27 ARM	876	130,021,508	7.72	148,426	8.016	83.78	92.35	648	41.54
3/27 ARM 5 Year Interest Only	495	116,373,425	6.91	235,098	7.551	81.66	94.83	666	43.91
5/25 ARM	51	8,151,185	0.48	159,827	7.205	80.99	92.2	683	41.82
5/25 ARM 10 Year Interest Only	59	15,890,273	0.94	269,327	7.273	78.14	90.63	673	44.97
30/40 Year ARM 2/28 (Balloon)	1,162	247,339,397	14.68	212,857	8.03	83.77	93.43	644	43.87
30/40 Year ARM 3/27 (Balloon)	45	9,389,624	0.56	208,658	8.155	88.06	91.34	654	44.99
30/40 Year ARM 5/25 (Balloon)	36	6,564,783	0.39	182,355	7.411	81.6	94.59	678	44.71
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86

3. Range of Gross Mortgage Rates (%)

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000 - 5.499	39	9,285,487	0.55	238,089	5.283	59.66	62	748	39.04
5.500 - 5.999	206	54,302,811	3.22	263,606	5.825	71.71	79.34	724	40.55
6.000 - 6.499	270	66,913,023	3.97	247,826	6.264	76.51	87.52	698	41.84
6.500 - 6.999	1,003	248,040,298	14.72	247,298	6.776	78.36	92.1	680	43.22
7.000 - 7.499	955	199,274,200	11.83	208,664	7.241	78.62	92.63	659	43.77
7.500 - 7.999	1,979	380,018,900	22.56	192,026	7.733	80.21	92.64	650	43.45
8.000 - 8.499	1,319	230,202,100	13.66	174,528	8.208	81.83	91.97	640	42.56
8.500 - 8.999	1,537	247,521,220	14.69	161,042	8.721	85.52	92.94	637	42.35
9.000 - 9.499	752	108,708,499	6.45	144,559	9.197	89.6	92.85	626	42.22
9.500 - 9.999	665	88,208,854	5.24	132,645	9.707	93.29	95.24	621	43.07
10.000 - 10.499	225	29,173,664	1.73	129,661	10.196	96.26	96.84	614	43.51
10.500 - 10.999	155	17,886,230	1.06	115,395	10.67	98.47	98.58	596	41.42
11.000 - 11.499	45	3,703,007	0.22	82,289	11.165	99.61	99.61	589	37.02
11.500 - 11.999	16	1,316,560	0.08	82,285	11.63	99	100	586	42.46
12.000 - 12.499	1	160,000	0.01	160,000	12.125	100	100	598	45
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86
Weighted Average Gross Mortgage Rate (%): 7.893
Minimum Gross Mortgage Rate (%): 5.125
Maximum Gross Mortgage Rate (%): 12.125
Standard Deviation Gross Mortgage Rate (%): 1.101

4. Range of Cut-off Date Principal Balances ($)

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	401	16,692,786	0.99	41,628	9.209	85.83	89.88	624	36.28
50,000.01 - 100,000.00	2,292	175,172,606	10.4	76,428	8.447	84.36	92.76	635	40.44
100,000.01 - 150,000.00	2,261	280,750,564	16.66	124,171	8.064	82.71	93.01	639	42.65
150,000.01 - 200,000.00	1,497	260,249,019	15.45	173,847	7.923	81.86	91.12	645	43.29
200,000.01 - 250,000.00	849	190,164,979	11.29	223,987	7.846	81.93	92.03	653	43.69
250,000.01 - 300,000.00	559	153,484,328	9.11	274,569	7.765	81.36	91.38	655	43.8
300,000.01 - 350,000.00	336	108,948,896	6.47	324,253	7.833	82.4	92.67	658	44.83
350,000.01 - 400,000.00	291	109,483,210	6.5	376,231	7.766	81.52	92.29	661	43.99
400,000.01 - 450,000.00	179	75,897,553	4.51	424,009	7.679	80.94	91.84	664	44.06
450,000.01 - 500,000.00	145	69,196,100	4.11	477,214	7.696	80.58	92.06	672	44.29
500,000.01 - 550,000.00	91	47,715,311	2.83	524,344	7.375	82.21	91.43	669	44.69
550,000.01 - 600,000.00	75	43,163,527	2.56	575,514	7.749	83.94	93.82	672	44.31
600,000.01 - 650,000.00	38	23,790,820	1.41	626,074	7.662	81.85	90.5	661	41.66
650,000.01 - 700,000.00	31	21,126,407	1.25	681,497	7.693	81.71	91.14	646	41.39
700,000.01 - 750,000.00	33	24,065,078	1.43	729,245	7.308	78.46	89	680	37.58
750,000.01 - 800,000.00	18	13,987,497	0.83	777,083	7.814	80.6	91.67	670	38.18
800,000.01 - 850,000.00	12	9,981,172	0.59	831,764	7.13	78.27	89.21	663	38.62
850,000.01 - 900,000.00	13	11,433,613	0.68	879,509	7.841	80.55	92.11	688	35.88
900,000.01 - 950,000.00	7	6,499,838	0.39	928,548	7.772	78.62	95.69	692	43.01
950,000.01 - 1,000,000.00	15	14,808,306	0.88	987,220	7.66	78.83	90.03	678	38.65
1,000,000.01 >=	24	28,103,244	1.67	1,170,968	6.923	77.25	91.37	705	40.37
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86
Average Cut-off Date Principal Balance ($): 183,780.39
Minimum Cut-off Date Principal Balance ($): 16,981.83
Maximum Cut-off Date Principal Balance ($): 1,700,000.00
Standard Deviation Cut-off Date Principal Balance ($): 145,082.78

5. Range of Original Principal Balances ($)

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	400	16,642,806	0.99	41,607	9.208	85.89	89.96	624	36.28
50,000.01 - 100,000.00	2,290	174,923,389	10.38	76,386	8.45	84.35	92.75	635	40.42
100,000.01 - 150,000.00	2,264	281,049,760	16.68	124,139	8.063	82.71	93.01	639	42.66
150,000.01 - 200,000.00	1,494	259,669,237	15.41	173,808	7.926	81.91	91.19	645	43.31
200,000.01 - 250,000.00	849	190,062,153	11.28	223,866	7.846	81.88	91.93	653	43.66
250,000.01 - 300,000.00	560	153,578,904	9.12	274,248	7.76	81.35	91.35	655	43.78
300,000.01 - 350,000.00	336	108,887,344	6.46	324,069	7.834	82.4	92.67	659	44.81
350,000.01 - 400,000.00	292	109,751,995	6.51	375,863	7.758	81.45	92.31	661	44.03
400,000.01 - 450,000.00	179	75,828,752	4.5	423,624	7.699	81.01	91.92	664	44.02
450,000.01 - 500,000.00	146	69,645,700	4.13	477,025	7.685	80.6	92.01	672	44.34
500,000.01 - 550,000.00	89	46,647,781	2.77	524,132	7.361	82.03	91.47	669	44.55
550,000.01 - 600,000.00	76	43,713,000	2.59	575,171	7.738	83.89	93.65	671	44.45
600,000.01 - 650,000.00	38	23,790,820	1.41	626,074	7.662	81.85	90.5	661	41.66
650,000.01 - 700,000.00	31	20,945,210	1.24	675,652	7.743	82.22	91.07	649	41.4
700,000.01 - 750,000.00	34	24,764,332	1.47	728,363	7.307	78.5	89.31	678	37.79
750,000.01 - 800,000.00	18	13,987,497	0.83	777,083	7.814	80.6	91.67	670	38.18
800,000.01 - 850,000.00	12	9,981,172	0.59	831,764	7.13	78.27	89.21	663	38.62
850,000.01 - 900,000.00	13	11,433,613	0.68	879,509	7.841	80.55	92.11	688	35.88
900,000.01 - 950,000.00	7	6,499,838	0.39	928,548	7.772	78.62	95.69	692	43.01
950,000.01 - 1,000,000.00	15	14,808,306	0.88	987,220	7.66	78.83	90.03	678	38.65
1,000,000.01 >=	24	28,103,244	1.67	1,170,968	6.923	77.25	91.37	705	40.37
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86
Average Orig Balance ($): 183,982.90
Minimum Orig Balance ($): 17,000.00
Maximum Orig Balance ($): 1,700,000.00
Standard Deviation Orig Balance ($): 145,212.09

6. Range of Stated Remaining Terms (months)

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	124	13,970,366	0.83	112,664	7.705	74.65	74.91	647	38.64
231 - 240	10	1,290,758	0.08	129,076	8.408	76.91	78.33	643	35.26
351 - 360	9,033	1,669,453,730	99.09	184,817	7.894	82.1	92.17	653	42.9
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86
Weighted Average Remaining Term: 356
Minimum Remaining Term: 175
Maximum Remaining Term: 359
Standard Deviation Remaining Term: 21

7. Stated Original Term (months)

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180	124	13,970,366	0.83	112,664	7.705	74.65	74.91	647	38.64
240	10	1,290,758	0.08	129,076	8.408	76.91	78.33	643	35.26
360	9,033	1,669,453,730	99.09	184,817	7.894	82.1	92.17	653	42.9
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86
Weighted Average Original Term: 358
Minimum Original Term: 180
Maximum Original Term: 360
Standard Deviation Original Term: 21

8. Range of Original LTV Ratios (%)

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	21	2,194,468	0.13	104,498	6.743	25.98	25.98	678	38.7
30.01 - 35.00	13	1,193,400	0.07	91,800	6.879	32.22	32.22	647	31.69
35.01 - 40.00	23	3,637,851	0.22	158,167	6.882	37.53	37.53	693	37.46
40.01 - 45.00	38	5,747,011	0.34	151,237	6.624	43.07	43.07	678	39.06
45.01 - 50.00	61	10,041,805	0.6	164,620	7.102	47.69	47.69	656	38.5
50.01 - 55.00	69	11,730,103	0.7	170,001	7.075	52.58	52.58	647	40.43
55.01 - 60.00	110	20,573,095	1.22	187,028	7.302	57.85	58.31	639	36.81
60.01 - 65.00	141	27,140,245	1.61	192,484	7.257	63.22	64.28	644	41.01
65.01 - 70.00	212	44,665,322	2.65	210,685	7.326	68.5	69.29	642	37.81
70.01 - 75.00	266	62,532,848	3.71	235,086	7.391	73.86	76.41	646	41.12
75.01 - 80.00	5,233	1,031,613,810	61.23	197,136	7.562	79.86	95.93	660	43.53
80.01 - 85.00	405	69,721,551	4.14	172,152	8.436	84.48	84.65	611	42.87
85.01 - 90.00	666	114,164,766	6.78	171,419	8.679	89.66	89.66	626	41.44
90.01 - 95.00	485	82,228,755	4.88	169,544	8.536	94.71	94.71	658	41.95
95.01 - 100.00	1,409	194,643,247	11.55	138,143	9.328	99.94	99.94	650	43.79
100.01 >=	15	2,886,576	0.17	192,438	8.179	102.95	102.95	697	45.67
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86
Weighted Average Original LTV (%): 82.04
Minimum Original LTV (%): 9.58
Maximum Original LTV (%): 103.00
Standard Deviation Original LTV (%): 10.99

9. Range of Original Combined LTV Ratios (%)

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	21	2,194,468	0.13	104,498	6.743	25.98	25.98	678	38.7
30.01 - 35.00	13	1,193,400	0.07	91,800	6.879	32.22	32.22	647	31.69
35.01 - 40.00	23	3,637,851	0.22	158,167	6.882	37.53	37.53	693	37.46
40.01 - 45.00	38	5,747,011	0.34	151,237	6.624	43.07	43.07	678	39.06
45.01 - 50.00	61	10,041,805	0.6	164,620	7.102	47.69	47.69	656	38.5
50.01 - 55.00	69	11,730,103	0.7	170,001	7.075	52.58	52.58	647	40.43
55.01 - 60.00	109	20,351,745	1.21	186,713	7.297	57.82	57.85	638	36.81
60.01 - 65.00	138	25,378,342	1.51	183,901	7.317	63.19	63.19	639	40.98
65.01 - 70.00	207	41,856,625	2.48	202,206	7.323	68.48	68.48	643	39.02
70.01 - 75.00	247	54,442,880	3.23	220,417	7.393	73.57	73.84	644	40.76
75.01 - 80.00	902	180,306,979	10.7	199,897	7.558	79.34	79.35	638	41.08
80.01 - 85.00	415	74,187,157	4.4	178,764	8.36	83.81	84.5	614	42.31
85.01 - 90.00	737	142,015,790	8.43	192,694	8.414	87.38	89.63	633	41.51
90.01 - 95.00	634	122,469,477	7.27	193,170	8.17	89.76	94.7	660	42.02
95.01 - 100.00	5,536	985,958,887	58.52	178,100	7.921	83.91	99.96	661	44.1
100.01 >=	17	3,202,335	0.19	188,373	8.18	100.69	102.66	695	45.42
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86
Weighted Average Original Combined LTV (%): 92.02
Minimum Original Combined LTV (%): 9.58
Maximum Original Combined LTV (%): 103.00
Standard Deviation Original Combined LTV (%): 12.78

10. Range of Gross Margins (%)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.000 - 3.249	4	982,384	0.07	245,596	6.345	70.49	70.49	748	34.25
4.500 - 4.749	2	888,000	0.06	444,000	6.525	80	100	680	50.05
4.750 - 4.999	8	1,271,526	0.09	158,941	7.2	79.26	95.45	655	42.11
5.000 - 5.249	475	121,977,143	8.77	256,794	7.172	78.44	93.32	658	43.94
5.250 - 5.499	3,707	761,734,749	54.75	205,486	7.613	78.44	93.82	656	43.62
5.500 - 5.749	346	72,388,428	5.2	209,215	7.685	80.52	90.39	652	42.14
5.750 - 5.999	811	151,256,476	10.87	186,506	8.403	85.28	88.95	629	42.24
6.000 - 6.249	233	40,933,140	2.94	175,679	8.236	86.92	94.73	647	43.01
6.250 - 6.499	1,253	193,566,350	13.91	154,482	9.023	97.12	97.96	651	43.26
6.500 - 6.749	139	18,079,244	1.3	130,067	8.713	87.83	94.57	644	40.86
6.750 - 6.999	89	10,956,571	0.79	123,108	9.031	93.55	95.37	637	41.33
7.000 - 7.249	63	8,914,901	0.64	141,506	9.137	96.31	96.31	659	41.63
7.250 - 7.499	31	5,219,459	0.38	168,370	9.523	98.47	98.98	657	42.59
7.500 - 7.749	20	2,070,751	0.15	103,538	9.924	98.14	98.56	641	42.09
7.750 - 7.999	7	994,125	0.07	142,018	10.168	98.6	98.6	660	43.37
8.000 - 8.249	3	151,751	0.01	50,584	10.389	98.14	98.14	617	37.69
Total:	7,191	1,391,384,995	100	193,490	7.924	82.61	93.73	652	43.28
Weighted Average Margin (%): 5.610
Minimum Margin (%): 3.000
Maximum Margin (%): 8.000
Standard Deviation Margin (%): 0.498

11. Range of Minimum Mortgage Rates (%)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000 - 5.499	2	377,455	0.03	188,727	5.317	70.78	70.78	725	37.84
5.500 - 5.999	74	19,143,027	1.38	258,690	5.842	78.43	93.41	706	45.1
6.000 - 6.499	166	44,890,519	3.23	270,425	6.267	77.97	91.97	691	43.16
6.500 - 6.999	801	209,905,694	15.09	262,055	6.781	78.83	93.64	680	43.7
7.000 - 7.499	820	176,104,636	12.66	214,762	7.237	78.96	93.66	658	43.92
7.500 - 7.999	1,710	343,237,493	24.67	200,724	7.732	80.56	93.74	652	43.75
8.000 - 8.499	1,108	202,980,543	14.59	183,195	8.205	82.02	92.75	643	42.47
8.500 - 8.999	1,186	204,878,299	14.72	172,747	8.715	85.69	93.83	640	42.58
9.000 - 9.499	547	85,123,263	6.12	155,618	9.193	89.87	93.67	628	42.47
9.500 - 9.999	471	66,471,595	4.78	141,129	9.7	93.57	95.75	620	43.26
10.000 - 10.499	166	22,187,266	1.59	133,658	10.188	96.85	97.42	617	44.18
10.500 - 10.999	101	12,392,398	0.89	122,697	10.679	98.62	98.78	594	41.75
11.000 - 11.499	28	2,626,296	0.19	93,796	11.164	100	100	589	37.28
11.500 - 11.999	10	906,510	0.07	90,651	11.611	98.55	100	585	42.76
12.000 - 12.499	1	160,000	0.01	160,000	12.125	100	100	598	45
Total:	7,191	1,391,384,995	100	193,490	7.924	82.61	93.73	652	43.28
Weighted Average Minimum Rate (%): 7.924
Minimum Minimum Rate (%): 5.250
Maximum Minimum Rate (%): 12.125
Standard Deviation Minimum Rate (%): 1.019

12. Range of Maximum Mortgage Rates (%)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
11.000 - 11.499	2	377,455	0.03	188,727	5.317	70.78	70.78	725	37.84
11.500 - 11.999	74	19,143,027	1.38	258,690	5.842	78.43	93.41	706	45.1
12.000 - 12.499	166	44,890,519	3.23	270,425	6.267	77.97	91.97	691	43.16
12.500 - 12.999	801	209,905,694	15.09	262,055	6.781	78.83	93.64	680	43.7
13.000 - 13.499	820	176,104,636	12.66	214,762	7.237	78.96	93.66	658	43.92
13.500 - 13.999	1,710	343,237,493	24.67	200,724	7.732	80.56	93.74	652	43.75
14.000 - 14.499	1,108	202,980,543	14.59	183,195	8.205	82.02	92.75	643	42.47
14.500 - 14.999	1,186	204,878,299	14.72	172,747	8.715	85.69	93.83	640	42.58
15.000 - 15.499	547	85,123,263	6.12	155,618	9.193	89.87	93.67	628	42.47
15.500 - 15.999	471	66,471,595	4.78	141,129	9.7	93.57	95.75	620	43.26
16.000 - 16.499	166	22,187,266	1.59	133,658	10.188	96.85	97.42	617	44.18
16.500 - 16.999	101	12,392,398	0.89	122,697	10.679	98.62	98.78	594	41.75
17.000 - 17.499	28	2,626,296	0.19	93,796	11.164	100	100	589	37.28
17.500 - 17.999	10	906,510	0.07	90,651	11.611	98.55	100	585	42.76
18.000 - 18.499	1	160,000	0.01	160,000	12.125	100	100	598	45
Total:	7,191	1,391,384,995	100	193,490	7.924	82.61	93.73	652	43.28
Weighted Average Maximum Rate (%): 13.924
Minimum Maximum Rate (%): 11.250
Maximum Maximum Rate (%): 18.125
Standard Deviation Maximum Rate (%): 1.019

13. Initial Periodic Cap (%)

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1	16	3,602,506	0.26	225,157	7.177	82.07	93	673	42.86
2	22	5,773,065	0.41	262,412	8.618	88.38	94.08	674	38.78
3	7,153	1,382,009,425	99.33	193,207	7.923	82.59	93.73	651	43.3
Total:	7,191	1,391,384,995	100	193,490	7.924	82.61	93.73	652	43.28
Weighted Average Initial Cap (%): 2.991
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 3.000
Standard Deviation Initial Cap (%): 0.109

14. Subsequent Periodic Cap (%)

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1	7,191	1,391,384,995	100	193,490	7.924	82.61	93.73	652	43.28
Total:	7,191	1,391,384,995	100	193,490	7.924	82.61	93.73	652	43.28
Weighted Average Subsequent Periodic Cap (%): 1.000
Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 1.000
Standard Deviation Subsequent Periodic Cap (%): 0.000

15. Next Rate Adjustment Dates

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Sep-06	2	523,100	0.04	261,550	6.632	80	100	651	53.12
Oct-06	14	3,079,406	0.22	219,958	7.269	82.42	91.82	677	41.11
Mar-07	1	99,872	0.01	99,872	6.625	89.98	89.98	654	55
Apr-07	20	5,607,879	0.4	280,394	8.651	88.27	94.14	675	38.42
May-07	1	65,313	0	65,313	8.875	95	95	700	45
Sep-07	1	205,756	0.01	205,756	8.125	99.5	99.5	673	45
Oct-07	1	222,300	0.02	222,300	7	79.99	100	693	48
Nov-07	2	225,604	0.02	112,802	6.989	82.11	82.11	634	23.56
Dec-07	1	319,500	0.02	319,500	7.625	90	90	696	39
Jan-08	8	1,309,206	0.09	163,651	8.167	84.85	86.37	603	42.44
Feb-08	11	2,224,521	0.16	202,229	7.424	77.85	90.95	669	44.49
Mar-08	403	85,004,402	6.11	210,929	7.877	82.32	94.23	652	43.41
Apr-08	5,151	1,003,432,724	72.12	194,803	7.976	82.61	93.85	649	43.41
May-08	13	2,674,615	0.19	205,740	8.339	83.36	87.82	642	42.04
Oct-08	1	557,750	0.04	557,750	7.625	97	97	722	47
Jan-09	4	766,267	0.06	191,567	8.008	86.73	90.05	591	50.2
Feb-09	1	98,787	0.01	98,787	9.125	100	100	623	54
Mar-09	109	18,465,233	1.33	169,406	7.819	82.9	91.03	655	40.94
Apr-09	1,300	235,720,364	16.94	181,323	7.807	82.93	93.64	657	42.84
May-09	1	176,156	0.01	176,156	9.125	75	75	541	54
Nov-10	1	66,181	0	66,181	7.999	95	95	613	21
Dec-10	1	163,905	0.01	163,905	7.5	102.97	102.97	769	37
Jan-11	2	289,555	0.02	144,778	6.919	83.2	83.2	718	43.61
Feb-11	1	150,790	0.01	150,790	7.999	80	100	616	34
Mar-11	10	1,253,415	0.09	125,341	7.882	82.06	92.54	685	44.63
Apr-11	130	28,546,518	2.05	219,589	7.259	79.33	91.81	676	44.2
May-11	1	135,877	0.01	135,877	6.5	80	100	670	45
Total:	7,191	1,391,384,995	100	193,490	7.924	82.61	93.73	652	43.28
Weighted Average Next Rate Adjustment Date: June 2008
Minimum Next Rate Adjustment Date: September 2006
Maximum Next Rate Adjustment Date: May 2011

16. Geograghic Distribution of Mortgaged Properties

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	1,055	402,795,340	23.91	381,797	7.34	78.51	90.53	671	44.14
Florida	789	162,288,379	9.63	205,689	7.963	80.61	92.04	654	43.15
Illinois	603	103,669,936	6.15	171,924	8.373	84.63	91.51	643	42.59
New York	406	84,596,392	5.02	208,365	7.969	84.18	93.38	665	43.73
Texas	669	81,919,971	4.86	122,451	7.886	81.02	92.67	646	40.73
Georgia	372	53,815,839	3.19	144,666	8.27	85.58	95.75	643	42.92
Michigan	427	52,915,498	3.14	123,924	8.365	87.76	94.53	640	42.72
Ohio	491	51,636,403	3.06	105,166	8.474	87.74	94.2	633	42.02
New Jersey	206	49,137,239	2.92	238,530	8.15	83.57	88.82	650	42.77
North Carolina	342	47,671,733	2.83	139,391	8.115	85.16	95.59	651	41.85
Arizona	198	43,295,408	2.57	218,664	7.599	78.52	85.85	646	41.17
Nevada	168	40,608,805	2.41	241,719	7.531	79.26	91.77	662	43.24
Oregon	214	38,147,940	2.26	178,261	7.446	79.54	91.63	649	43.22
Maryland	148	36,695,406	2.18	247,942	7.989	82.5	90.89	645	45.42
Minnesota	188	35,221,428	2.09	187,348	7.901	81.5	90.39	644	41.87
Other	2,891	400,299,137	23.76	138,464	8.139	83.63	93.05	642	41.98
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86

17. Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	8,752	1,626,043,481	96.52	185,791	7.88	82.03	92.37	652	42.94
Investment	360	48,232,369	2.86	133,979	8.22	81.23	81.25	683	40.27
Second Home	55	10,439,004	0.62	189,800	8.374	87.7	87.7	689	41.08
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86

18. Property Type

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	6,813	1,158,285,651	68.75	170,011	7.953	82.18	91.36	649	42.58
Planned Unit Development	1,377	318,792,192	18.92	231,512	7.683	81.37	93.49	658	42.75
Condominium	609	113,888,021	6.76	187,008	7.895	82.08	94.47	661	44.31
Two-to-Four Family	363	93,005,241	5.52	256,213	7.872	82.55	92.27	668	44.99
Modular Homes	5	743,749	0.04	148,750	7.576	80.68	80.68	681	34.36
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86

19. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	6,243	1,112,026,218	66.01	178,124	7.916	83.43	97.41	660	43.44
Refinance - Cashout	2,546	502,262,947	29.81	197,275	7.894	79.68	81.92	637	42.05
Refinance - Rate Term	378	70,425,689	4.18	186,311	7.526	76.95	79.02	651	39.34
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86

20. Documentation Type

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation	6,819	1,182,362,505	70.18	173,392	7.687	81.34	91.16	645	42.73
Stated Documentation	1,704	368,938,671	21.9	216,513	8.314	82.72	96.69	681	43.36
Limited Documentation	30	6,034,703	0.36	201,157	7.876	79.97	88.15	635	39.5
Alternative Documentation	614	127,378,975	7.56	207,458	8.586	86.64	86.64	641	42.77
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86

21. Range of Debt Ratio

Range of Debt Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 30.00	1,134	179,780,257	10.67	158,536	7.766	79.77	87.1	653	22.92
30.01 - 35.00	910	139,258,494	8.27	153,031	7.936	81.47	89.76	652	33.19
35.01 - 40.00	1,280	228,245,055	13.55	178,316	7.894	81.34	90.92	654	38.16
40.01 - 45.00	1,768	330,825,288	19.64	187,118	7.936	82.21	92.3	657	43.23
45.01 - 50.00	2,475	498,417,301	29.58	201,381	8.108	83.31	93.92	652	48.21
50.01 - 55.00	1,600	308,188,459	18.29	192,618	7.554	81.9	93.35	649	53.28
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86
Non-zero Weighted Average DTI: 42.86
Minimum DTI: 3.00
Maximum DTI: 55.00
Standard Deviation DTI: 9.48

22. Range of Credit Scores

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
540 - 559	267	37,408,562	2.22	140,107	8.753	75.33	76.26	549	42.08
560 - 579	522	80,915,354	4.8	155,010	8.57	78.4	78.74	570	41.81
580 - 599	950	131,174,844	7.79	138,079	9.001	84.41	89.07	589	41.81
600 - 619	1,519	229,000,822	13.59	150,758	8.2	82.56	92.61	609	43.75
620 - 639	1,149	196,972,964	11.69	171,430	8.108	83.34	93.07	628	42.95
640 - 659	1,567	302,700,971	17.97	193,172	7.891	82.91	94.54	648	43.31
660 - 679	1,134	225,593,789	13.39	198,936	7.654	82.9	94.54	668	43.15
680 - 699	674	151,536,647	8.99	224,832	7.502	81.43	94.3	688	42.89
700 - 719	561	143,453,719	8.52	255,711	7.28	81.31	94.02	708	43.07
720 - 739	319	73,291,504	4.35	229,754	7.199	81.49	93.16	729	42.58
740 - 759	226	48,163,935	2.86	213,115	7.302	82.45	93.08	748	42.71
760 - 779	149	32,927,447	1.95	220,990	7.007	77.88	89.07	770	41.55
780 - 799	94	25,199,512	1.5	268,080	6.746	73.5	82.49	788	38
800 - 819	35	6,305,968	0.37	180,171	7.06	77.46	84.09	806	40.25
>= 820	1	68,816	0	68,816	6.625	54.52	54.52	832	29
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86
Non-zero Weighted Average FICO: 653
Minimum FICO: 540
Maximum FICO: 832
Standard Deviation FICO: 52

23. Prepayment Penalty Term (months)

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	2,628	466,472,270	27.69	177,501	8.179	83.19	91.36	655	42.06
12	339	89,012,580	5.28	262,574	8.14	82.05	92.64	658	41.8
24	3,726	723,267,338	42.93	194,114	7.846	81.89	93.92	649	43.65
36	2,474	405,962,666	24.1	164,092	7.594	80.99	89.26	656	42.59
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86

24. Lien Position

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86
Total:	9,167	1,684,714,854	100	183,780	7.893	82.04	92.02	653	42.86

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